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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 17, 2003


                            SEARS, ROEBUCK AND CO.

               (Exact name of registrant as specified in charter)


                                    New York
                 (State or Other Jurisdiction of Incorporation)


         1-416                                       36-1750680
(Commission File Number)                  (IRS Employer Identification No.)


           3333 Beverly Road,                           60179
       Hoffman Estates, Illinois                      (Zip Code)
(Address of principal executive offices)

       Registrant's telephone number, including area code: (847) 286-2500

 (Former name or former address, if changed since last report): Not Applicable



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Item 7. Financial Statements and Exhibits.

        The Exhibit Index on page 4 is incorporated herein by reference.


Item 9. Regulation FD Disclosure.

        On April 17, 2003 the Registrant issued a press release announcing its first quarter 2003 earnings, which is attached hereto as Exhibit 99.

        The information furnished under "Item 9. Regulation FD Disclosure" is intended to be furnished under "Item 12. Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216. The information in this Form 8-K and the exhibit attached hereto shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, but shall be deemed to be incorporated by reference in and made a part of the following registration statements filed under the Securities Act of 1933, as amended: Registration Statement Nos. 2-80037, 33-18081, 33-23793, 33-41485, 33-45479,
        33-55825, 33-58851, 33-64345, 333-08141, 333-92082, 33-64775, 333-18591,
        333-43309, 333-102114, 333-38131, 333-52056, 333-72514 and 333-87942.





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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                     SEARS, ROEBUCK AND CO.

                                     By: /s/ THOMAS E. BERGMANN
                                         -----------------------------
                                         Thomas E. Bergmann
                                         Vice President and Controller

Date: April 17, 2003






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                                 EXHIBIT INDEX



Exhibit No.

    99           Press release dated April 17, 2003.







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